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Exhibit 10.8

AMENDMENT NO. 3 TO
FOREST OIL CORPORATION
2001 STOCK INCENTIVE PLAN

        WHEREAS, Forest Oil Corporation (the "Company") has heretofore adopted the Forest Oil Corporation 2001 Stock Incentive Plan, as amended by Amendment No. 1 dated May 8, 2003 and Amendment No. 2 dated April 22, 2004 (the "Plan"); and

        WHEREAS, the Company's Bylaws allow the Company to issue uncertificated shares and provide that the rights and obligations of the holders of uncertificated shares and the rights and obligations of holders of certificates representing shares of the same class and series shall be identical; and

        WHEREAS, the Company now desires to amend the Plan to permit the electronic, book-entry delivery of shares of the Company's common stock upon settlement of any options, director stock awards, performance awards, phantom stock awards and restricted stock awards under the Plan; and

        WHEREAS, the Compensation Committee and the Executive Committee of the Board of Directors have each approved such amendment permitting the Company to use uncertificated shares in connection with the settlement of any awards under the Plan;

        NOW, THEREFORE, effective as of January 1, 2006 the Plan shall be amended as follows:

  1.
  Paragraph V(c) of the Plan shall be amended by adding the following sentence to the end of the paragraph:

          "The shares of the Company's stock to be issued pursuant to any Award may be represented by physical stock certificates or may be uncertificated. Notwithstanding references in the Plan to certificates, the Company may deliver uncertificated shares of Common Stock in connection with any Restricted Stock Award or stock settlement of any other form of Award."

  2.
  Paragraph VIII(b) of the Plan shall be amended by deleting the first sentence.

        IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 3 to Forest Oil Corporation 2001 Stock Incentive Plan to be executed this 10th day of January, 2006.

FOREST OIL CORPORATION
By:	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV Vice President, General Counsel & Secretary

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AMENDMENT NO. 3 TO FOREST OIL CORPORATION 2001 STOCK INCENTIVE PLAN